UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2011

The J. M. Smucker Company

(Exact Name of Registrant as Specified in Charter)

Ohio	001-05111	34-0538550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Strawberry Lane Orrville, Ohio		44667-0280
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (330) 682-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The J. M. Smucker Company (the “Company”) held its Annual Meeting of Shareholders (the “Meeting”) on August 17, 2011, in Wooster, Ohio, pursuant to the Notice of the 2011 Annual Meeting of Shareholders and the Proxy Statement sent on or about July 7, 2011 to all shareholders of record at the close of business on June 22, 2011. At the Meeting, 102,180,113 shares were represented in person or by proxy, which constituted a quorum. The final results for each of the matters submitted to a vote of the shareholders at the Meeting are set forth below.

1.	The shareholders re-elected the following four Directors to each serve a three-year term expiring at the 2014 Annual Meeting of Shareholders. The votes on this proposal were as follows:

	Number of Votes
	For	Against	Abstain	Broker Non-Votes

Vincent C. Byrd	84,696,298	4,750,610	115,221	12,617,984
R. Douglas Cowan	87,269,654	2,164,240	128,235	12,617,984
Elizabeth Valk Long	86,855,277	2,580,556	126,296	12,617,984
Mark T. Smucker	84,806,164	4,633,080	122,885	12,617,984

2.	The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2012. The votes on this proposal were as follows:

Number of Votes
For	Against	Abstain	Broker Non-Votes

99,145,940	2,772,258	261,915	0

3.	The shareholders approved, on an advisory basis, the Company’s executive compensation, as disclosed in the Company’s Proxy Statement. The votes on this proposal were as follows:

Number of Votes
For	Against	Abstain	Broker Non-Votes

86,580,069	2,167,846	814,214	12,617,984

4.	The shareholders approved, on an advisory basis, the preferred frequency of one year for future advisory votes on the Company’s executive compensation. The votes on this proposal were as follows:

Number of Votes
1 Year	2 Years	3 Years	Abstain	Broker Non-Votes

77,029,128	1,588,007	10,117,691	827,303	12,617,984

In accordance with the Board of Directors’ recommendation and the voting results on this advisory proposal, the Company has decided that it will hold an advisory shareholder vote on the Company’s executive compensation each year until the next required advisory vote on the frequency of an executive compensation vote, which will occur no later than the Company’s 2017 Annual Meeting of Shareholders.

5.	The shareholders did not approve the shareholder proposal requesting that the Company publish a coffee sustainability report within six months of the Meeting. The votes on this proposal were as follows:

Number of Votes
For	Against	Abstain	Broker Non-Votes

22,666,346	51,739,625	15,156,158	12,617,984

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. M. SMUCKER COMPANY

By:	/s/ Jeannette L. Knudsen
Name: Jeannette L. Knudsen
Title: Vice President, General Counsel and Corporate Secretary

Date: August 19, 2011